SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 22, 2005

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

(714) 545-0100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On February 22, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Valeant Pharmaceuticals International (the “Company”) approved the performance bonus program for fiscal year 2005 under the Company’s Executive Incentive Plan (the “EIP”). The EIP is a program for selected top corporate executives in the Company, including the Chief Executive Officer, the Chief Financial Officer and the other five members of the Valeant Management Team who are required to file statements pursuant to Section 16 of the Securities Exchange Act of 1934.

     Under the EIP, each participant has an assigned target bonus level based on the participant’s position in the Company, expressed as a percentage of fiscal year end annual salary. Depending on corporate and business unit financial performance and individual performance, the employee may earn between 0% and 200% of the target bonus.

     The EIP has two performance measures:

•	Financial performance of the Company as determined by the Committee. For fiscal year 2005, participants in the EIP are measured on one or more of the following financial performance measures: EBITDA, expense control, revenue and/or earnings per share.

•	Strategic initiatives are project based goals which must be approved by the Committee. Strategic initiatives may include, but are not limited to, specific activities relating to the following:

•	Organizational improvements, including succession planning,

•	Commercialization activities,

•	Research and development activities,

•	Implementing the Company’s manufacturing strategic master plan,

•	Business development activities,

•	Organizational effectiveness activities, such as Lean Six Sigma and Information Technology programs,

•	Resolution of outstanding disputes or challenges to the Company,

•	Cost control initiatives and/or

•	Financial and cash management.

     The weight given to financial and strategic goals, as well as the weight given to each individual measure within financial and strategic goals are subject to approval by the Committee. The EIP also provides for discretionary adjustments to the awards of up to 15% of the award under exceptional circumstances, subject to approval of the Committee.

     Awards under the EIP will be paid following the completion of any fiscal year measurement period.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit Number	Description
10.1	Executive Incentive Plan of Valeant Pharmaceuticals International

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2005	VALEANT PHARMACEUTICALS INTERNATIONAL
	By	/s/ BARY G. BAILEY
Bary G. Bailey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Incentive Plan of Valeant Pharmaceuticals International